EXHIBIT 99.4
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
Accrued Interest Date:                                                                                  Collection Period Ending:
25-Apr-02                                                                                                              30-Apr-02
Distribution Date:                   BMW VEHICLE OWNER TRUST 2001-A                                                    Period # 12
28-May-02                            ------------------------------


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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $953,511,948
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $23,837,799
     Yield Supplement Overcollateralization                                $8,157,907        $4,544,727
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000      $147,369,645
     Class A-3 Notes                                                     $499,000,000      $499,000,000
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $1,005,205,088
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $26,511,115
           Receipts of Pre-Paid Principal                                 $24,401,407
           Liquidation Proceeds                                              $499,025
           Principal Balance Allocable to Purchased Receivables                    $0
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $51,411,547

        Interest Distribution Amount
           Receipts of Interest                                            $5,377,373
           Servicer Advances                                                       $0
           Reimbursement of Previous Servicer Advances                      ($569,821)
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $23,885
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $40,842
        Total Receipts of Interest                                         $4,872,279

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $56,283,826

     Ending Receivables Outstanding                                      $953,511,948

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $688,491
     Current Period Servicer Advance                                               $0
     Current Reimbursement of Previous Servicer Advance                     ($569,821)
     Ending Period Unreimbursed Previous Servicer Advances                   $118,670

Collection Account
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     Deposits to Collection Account                                       $56,283,826
     Withdrawals from Collection Account
        Servicing Fees                                                       $837,671
        Class A Noteholder Interest Distribution                           $3,825,943
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $51,149,449
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $326,073
     Total Distributions from Collection Account                          $56,283,826

Accrued Interest Date:                                                                                  Collection Period Ending:
25-Apr-02                                                                                                              30-Apr-02
Distribution Date:                   BMW VEHICLE OWNER TRUST 2001-A                                                    Period # 12
28-May-02                            ------------------------------

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $1,292,329
        Release from Collection Account                                      $326,073
     Total Excess Funds Released to the Depositor                          $1,618,402

Note Distribution Account
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     Amount Deposited from the Collection Account                         $55,120,082
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $55,120,082

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                      $51,149,449      $147,369,645    $114.17        32.90%
     Class A-3 Notes                                                               $0      $499,000,000      $0.00       100.00%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                         $704,743             $1.57
     Class A-3 Notes                                                       $1,954,417             $3.92
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       53,817            52,289
     Weighted Average Remaining Term                                            39.95             39.05
     Weighted Average Annual Percentage Rate                                    7.62%             7.61%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $858,754,286            90.06%
        1-29 days                                                         $78,880,097             8.27%
        30-59 days                                                        $12,186,214             1.28%
        60-89 days                                                         $2,489,498             0.26%
        90-119 days                                                          $394,887             0.04%
        120+ days                                                            $806,966             0.08%
        Total                                                            $953,511,948           100.00%
        Delinquent Receivables +30 days past due                          $15,877,565             1.67%

Accrued Interest Date:                                                                                  Collection Period Ending:
25-Apr-02                                                                                                              30-Apr-02
Distribution Date:                   BMW VEHICLE OWNER TRUST 2001-A                                                    Period # 12
28-May-02                            ------------------------------


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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $281,593
        Recoveries for Current Period                                         $23,885
        Net Losses for Current Period                                        $257,709

        Cumulative Realized Losses                                         $2,906,492


     Repossessions                                                      Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                   $2,131,668                92
        Ending Period Repossessed Receivables Balance                      $2,162,864                93
        Principal Balance of 90+ Day Repossessed Vehicles                    $188,593                10



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $4,806,825
     Beginning Period Amount                                               $4,806,825
     Ending Period Required Amount                                         $4,544,727
     Current Period Release                                                  $262,098
     Ending Period Amount                                                  $4,544,727
     Next Distribution Date Required Amount                                $4,289,948

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $25,130,127
     Beginning Period Amount                                              $25,130,127
     Net Investment Earnings                                                  $40,842
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                   $1,292,329
     Ending Period Required Amount                                        $23,837,799
     Ending Period Amount                                                 $23,837,799


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